SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2004

ABC Bancorp

(Exact name of registrant as specified in its charter)

Georgia	0-16181	58-1456434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

ABC Bancorp, a corporation organized and existing under the laws of the State of Georgia (“ABC”), and Citizens Bancshares, Inc., a corporation organized and existing under the laws of the State of Florida (“Citizens”), have entered into an Agreement and Plan of Merger dated as of May 17, 2004 (the “Merger Agreement”). Each of ABC and Citizens is a registered bank holding company under the Bank Holding Company Act of 1956, as amended. Citizens owns 100% of the outstanding shares of capital stock of Citizens Bank Wakulla (the “Bank”), a state banking association chartered under the laws of the State of Florida. The Merger Agreement provides for the merger of Citizens with and into ABC (the “Merger”), pursuant to which all of the shares of Citizens common stock issued and outstanding immediately prior to the effective time of the Merger (the “Outstanding Shares”) shall be automatically converted into the right to receive cash in an aggregate amount equal to 2.75 times the total equity of Citizens as of April 30, 2004 (the “Merger Consideration”). The Merger Consideration is subject to adjustment in the event that Citizens pays certain expenses prior to the effective time of the Merger, and the Merger Consideration payable to each holder of Citizens common stock is subject to adjustment in the event of the exercise of certain options to purchase shares of Citizens common stock prior to the effective time of the Merger. The Merger Agreement further provides that as of the effective time of the Merger, the Bank will become a wholly-owned subsidiary of ABC.

In addition, on May 17, 2004 and May 18, 2004, certain affiliates of Citizens who collectively own approximately 41% of the Outstanding Shares also entered into Irrevocable Proxy Agreements (each, a “Proxy Agreement”), pursuant to which each such affiliate appointed ABC such affiliate’s lawful proxy and attorney-in-fact to vote such affiliate’s Outstanding Shares in favor of the approval of the Merger Agreement and the Merger.

At the effective time of the Merger, certain of the executive officers of the Bank will enter into an employment agreement in substantially the form attached as Exhibit 4 to the Merger Agreement, and each of the directors of Citizens (other than directors entering into an employment agreement with ABC) will enter into a non-competition and non-disclosure agreement in substantially the form attached as Exhibit 6 to the Merger Agreement.

The foregoing descriptions are qualified in their entirety by reference to the full texts of the Merger Agreement, attached hereto as Exhibit 2.1, the Proxy Agreement, a form of which is attached as Exhibit 3 to the Merger Agreement, the form of employment agreement attached as Exhibit 4 to the Merger Agreement, and the form of non-competition and non-disclosure agreement attached as Exhibit 6 to the Merger Agreement, each of which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b) Financial Statements and Pro Forma Financial Information. None.

2

(c) Exhibits.

2.1	Agreement and Plan of Merger dated as of May 17, 2004, between ABC Bancorp and Citizens Bancshares, Inc., with Exhibits

10.1	Form of Irrevocable Proxy Agreement *

10.2	Form of Employment Agreement *

10.3	Form of Non-Competition and Non-Disclosure Agreement *

99.1	Press Release dated May 18, 2004 of ABC Bancorp

*	Contained as an exhibit to the Merger Agreement

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ABC BANCORP

By:	/s/ Kenneth J. Hunnicutt
Kenneth J. Hunnicutt,
Chairman and Chief Executive Officer

Dated: May 19, 2004

4

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of May 17, 2004, between ABC Bancorp and Citizens Bancshares, Inc., with Exhibits

10.1	Form of Irrevocable Proxy Agreement *

10.2	Form of Employment Agreement *

10.3	Form of Non-Competition and Non-Disclosure Agreement *

99.1	Press Release dated May 18, 2004 of ABC Bancorp

*	Contained as an exhibit to the Merger Agreement